April 18, 2018

ADVANTAGE FUNDS, INC.

Dreyfus Global Dynamic Bond Income Fund

Supplement to Summary Prospectus and Prospectus

Dated March 1, 2018

Effective March 19, 2018, the fund's name changed to:

"Dreyfus Global Dynamic Bond Income Fund"

The following information replaces the last sentence of the first paragraph in the sections "Principal Investment Strategy" in the summary prospectus and "Fund Summary – Principal Investment Strategy" in the prospectus:

The fund's portfolio managers employ a dynamic approach in allocating the fund's assets globally, principally among government bonds, emerging market sovereign debt, investment grade and high yield corporate instruments, and currencies.

The fund's portfolio managers have considerable latitude in allocating the fund's investments and in selecting securities and derivative instruments to implement the fund's investment approach.  The fund, however, normally invests at least 10% of its net assets in each of government bonds, emerging market sovereign debt, and investment grade and high yield corporate instruments.  The fund seeks to provide a minimum average annual total return of US Dollar 1-Month LIBOR plus 3%, before fees and expenses, over a five-year period.  There can be no guarantee that the fund will be able to provide such returns and you may lose money by investing in the fund.

The first sentence of the third paragraph and the entire fifth paragraph are deleted from, and the following is added after the second paragraph of, the section "Fund Details − Goal and Approach" in the prospectus:

The fund's portfolio managers employ a dynamic approach in allocating the fund's assets globally, principally among government bonds, emerging market sovereign debt, investment grade and high yield corporate instruments, and currencies.

The fund's portfolio managers have considerable latitude in allocating the fund's investments and in selecting securities and derivative instruments to implement the fund's investment approach.  The fund, however, normally invests at least 10% of its net assets in each of government bonds, emerging market sovereign debt, and investment grade and high yield corporate instruments.  The portfolio managers also assess and manage the overall risk profile of the fund's portfolio.  The portfolio managers generally will sell investments when themes change or when the portfolio managers determine that a particular fixed-income asset class or sector is no longer considered attractive in absolute terms, or the issuer's prospects have changed.

The fund is not managed to a benchmark index.  Rather than managing to track a benchmark index, the fund seeks to provide returns that are largely independent of market moves.  The fund seeks to provide a minimum average annual total return of US Dollar 1-Month LIBOR plus 3%, before fees and expenses, over a five-year period.  There can be no guarantee that the fund will be able to provide such returns and you may lose money by investing in the fund.  The fund's portfolio will not have the same characteristics as its broad-based securities market index — the Citibank 1-Month US Treasury Bill Index — or its synthetic securities market index — the BofA Merrill Lynch US Dollar 1-Month LIBOR Constant Maturity Index.

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